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                      SECURITIES AND EXCHANGE COMMISSIONS

                           Washington, D.C.   20549

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                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       February 23, 1999
                                                 -------------------------------

                               ICU MEDICAL, INC.
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            (Exact name of registrant as specified in its charter)

                   DELAWARE                                   0-19974                          33-0022692
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(State or other jurisdiction of incorporation)          (Commission File Number)   (I.R.S. Employer Identification No.)

951 Calle Amanecer                                      San Clemente, California                  92673
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  (Address of principal executive offices)                                                      (Zip Code)

Registrant's telephone number, including area code          (949) 366-2183
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                                      N/A
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         (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.         Other Events
                ------------

     On January 14, 1999, ICU Medical, Inc. and Abbott Laboratories signed the following agreement, effective as of January 1, 1999, as further described in the press release filed as Exhibit 2 hereto: "Amendment 5 to the Supply and Distribution Agreement Between ICU Medical, Inc. and Abbott Laboratories."

Item 7.   Financial Statements and Exhibits
          ---------------------------------

      (c) Exhibits

       1. AMENDMENT 5 TO THE SUPPLY AND DISTRIBUTION AGREEMENT BETWEEN ICU MEDICAL, INC. AND ABBOTT LABORATORIES, dated as of January 1, 1999.

       2. Press release, dated January 15, 1999, announcing expansion of contract with Abbott Laboratories.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date:  February 23, 1999

                              ICU MEDICAL, INC.


                              By: /s/ Francis J. O'Brien
                                  ---------------------------------
                                  Francis J. O'Brien
                                  Secretary, Treasurer and
                                  Chief Financial Officer

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